UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2014

POZEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31719	62-1657552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Raleigh Road, Suite 400 Chapel Hill, North Carolina	27517
(Address of Principal Executive Offices)	(Zip Code)

(919) 913-1030
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.	Other Events.

    In connection with an estate planning review, Dr. John R. Plachetka, President and Chief Executive Officer of POZEN Inc. (POZEN) entered into a Stock Sale Plan under Section 10b-5 of the Securities Exchange Act of 1934 (Plan) on May 16, 2014 pursuant to which Dr. Plachetka may exercise stock options and sell up to 714, 349 shares of POZEN common stock under specified trading parameters.  Sales under the Plan may commence on July 1, 2014 and will end on December 28, 2014.  As of June 26, 2014, Dr. Plachetka is the beneficial owner of 4,354,054 shares of common stock of POZEN.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POZEN Inc.

By:	/s/ William L. Hodges
Name:	William L. Hodges
Title:	Chief Financial Officer

Date:  June 26, 2014

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